UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2014

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8439 West Sunset Blvd., Suite 101

West Hollywood, CA 90069

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Company’s Current Report on Form 8-K that was originally filed with the Securities and Exchange Commission (“SEC”) on October 28, 2014 (the “Original 8-K”), is being filed solely to disclose Ms. Love’s Director Retention Agreement under Items 1.01 and 5.02, and to provide it as an Exhibit under Item 9.01 of this Current Report.

Item 1.01 Entry into A Material Definition Agreement

The information regarding the Director Retention Agreement set forth under Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2014, Jennifer S. Love was elected to the board of directors of Medbox, Inc. (the “Company”). Ms. Love was also elected to serve as Chairperson of the Audit Committee.

Ms. Love, 52, has been Senior Vice President and Chief Security Officer of Cablevision Services Corporation since August 2012. Previously, from 1987 to 2012, Ms. Love was with the Federal Bureau of Investigation, including as Assistant Director of the Security Division from July 2011 to June 2012. Ms. Love received a Bachelor of Science in Accounting from Jackson State University.

Ms. Love entered into a Director Retention Agreement with the Company and its majority shareholder on October 22, 2014. The term expires on March 31, 2016, unless Ms. Love is elected to a subsequent term, which would cause the term of the agreement to extend until March 31, 2017. Pursuant to the agreement, Ms. Love receives a fee of $4,000 per month during the term, which may be adjusted to $5,000 per month as determined by the CEO of the Company and Ms. Love. Ms. Love received the following stock award under the Medbox 2014 Equity Incentive Plan pursuant to the agreement: For her service from the date of the agreement through December 31, 2014, Ms. Love received 19,452 restricted stock units which vested immediately. For subsequent years through the end of the term of the agreement, Ms. Love will receive 100,000 shares of stock, comprised of 100,000 shares of restricted stock units which vest quarterly over a 12 month period.

The foregoing description of Ms. Love’s Director Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.1.

On October 27, 2014, the Company issued a press release announcing the appointment of Ms. Love as a director. The Press Release is incorporated by reference as Exhibit 99.1 and herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Love Director Retention Agreement

99.1	Press Release dated October 27, 2014 was previously filed as an exhibit to the Original 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: March 25, 2015	By:	/s/ C. Douglas Mitchell
	Name:	C. Douglas Mitchell
	Title:	Chief Financial Officer